UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2018

AVEXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37693	90-1038273
(Commission File No.)	(IRS Employer Identification No.)

2275 Half Day Rd, Suite 200
Bannockburn, Illinois 60015
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (847) 572-8280

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 6, 2018, AveXis, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Novartis AG, a company organized under the laws of Switzerland (“Parent”), and Novartis AM Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Parent will cause Merger Sub to commence a cash tender offer (the “Offer”) within seven business days following the date of the Merger Agreement, for all of the Company’s outstanding shares of common stock, par value $0.0001 per share (the “Shares”), at a purchase price of $218 per Share (such price, as it may be increased as described in the following sentence, the “Offer Price”), net to the seller in cash, without interest, subject to any required withholding of taxes.  In the event Parent elects to extend the Outside Date (as defined in the Merger Agreement) in accordance with the terms of the Merger Agreement, the Offer Price will be increased to $225 per Share, net to the seller in cash, without interest, subject to any required withholding of taxes.  The Offer will remain open for a minimum of 20 business days from the date of commencement.

The obligation of Merger Sub to purchase Shares tendered in the Offer is subject to customary closing conditions, including (i) Shares having been validly tendered and not withdrawn that represent at least a majority of the total number of Shares then-outstanding on a fully diluted basis, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, without the imposition of a Burdensome Condition (as defined in the Merger Agreement), (iii) the absence of injunctions or other legal restraints preventing the consummation of the Offer or the Merger, as defined below, or imposing a Burdensome Condition and (iv) certain other conditions set forth in Exhibit A to the Merger Agreement.  The consummation of the Offer is not subject to any financing condition.

Following the completion of the Offer, subject to the satisfaction or waiver of certain customary conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”), pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law (the “DGCL”), without any stockholder approvals.  The Merger will be effected as soon as practicable following the time of purchase by Merger Sub of Shares validly tendered and not withdrawn in the Offer (the “Acceptance Time”).

At the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than Shares owned by (i) the Company, any subsidiary of the Company, Parent, Merger Sub and any other subsidiary of Parent and (ii) stockholders of the Company who have validly exercised their statutory rights of appraisal under the DGCL) will be converted into the right to receive the Offer Price, in cash, without interest, subject to any required withholding of taxes.

Each stock option outstanding immediately prior to the Effective Time, whether or not vested, will be canceled at the Effective Time and converted into the right to receive (i) the excess, if any, of the Offer Price (or, in the case of stock options granted under the Company’s Amended and Restated 2014 Stock Plan, if greater, the volume-weighted average trading price of Shares on the date of the Acceptance Time (or if such date is not a trading day, the last trading day)) over the exercise price per Share of the stock option, multiplied by (ii) the number of Shares subject to the stock option immediately prior to the Effective Time.  Each restricted stock unit and performance stock unit outstanding immediately prior to the Effective Time will be canceled at the Effective Time and converted into the right of the holder to receive (i) the Offer Price multiplied by (ii) the number of Shares subject to such restricted stock unit or performance stock unit (as applicable) immediately prior to the Effective Time (assuming in the case of performance stock units, that applicable performance conditions are achieved at maximum performance levels).

The Merger Agreement includes representations and warranties and covenants of the parties customary for a transaction of this nature.  Until the earlier of the termination of the Merger Agreement and the Effective Time, the Company has agreed to operate its business in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement.

The Merger Agreement also contains a “no shop” provision that, in general, restricts the Company’s ability to solicit third-party acquisition proposals or provide information to, or engage in discussions or negotiations with, third parties that have made or that could reasonably be expected to make an acquisition proposal. The no shop provision is subject to a “fiduciary out” provision that allows the Company, under certain circumstances and in compliance with certain obligations, to provide information and participate in discussions and negotiations with respect to unsolicited third-party acquisition proposals that would reasonably be expected to lead to a Superior Company Proposal (as defined in the Merger Agreement) and, subject to compliance with certain obligations, to terminate the Merger Agreement and accept a Superior Company Proposal upon payment to Parent of the Termination Fee discussed below.

The Merger Agreement includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept a Superior Company Proposal, the Company will be required to pay a fee equal to $284 million (the “Termination Fee”).  The Merger Agreement also provides that, in connection with the termination of the Merger Agreement under specified antitrust related circumstances, Parent will be required to pay to the Company a “reverse termination fee” equal to $437 million, which fee increases in the event Parent elects to extend the Outside Date in accordance with the terms of the Merger Agreement.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

The Merger Agreement and the foregoing descriptions of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement and may be subject to qualifications and limitations agreed upon by the parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts, and may have been qualified by confidential disclosures. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the United States Securities and Exchange Commission (the “SEC”). Accordingly, investors should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 6, 2018, the Board adopted an amendment (the “Amendment”) to the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective immediately. The Amendment amended the Company’s existing forum selection bylaw and provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions involving the Company will be the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware).

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 3.1 to this report and incorporated herein by reference.

Item 8.01.  Other Events.

On April 9, 2018, the Company issued a press release announcing the execution of the Merger Agreement.  A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 6, 2018, among Novartis AG, Novartis AM Merger Corporation, and AveXis, Inc.
3.1	Amendment to the Amended and Restated Bylaws of AveXis, Inc.
99.1	Press Release of AveXis, Inc., dated April 9, 2018.

IMPORTANT INFORMATION

The tender offer for the shares of outstanding common stock of the Company has not yet commenced.  This communication is for informational purposes only and does not constitute an offer to buy or a solicitation of an offer to sell any securities of the Company.  The solicitation and offer to buy common stock of the Company will only be made pursuant to an Offer to Purchase and related materials.  At the time the tender offer is commenced, Novartis AG and Novartis AM Merger Corporation will file a tender offer statement on Schedule TO with the SEC and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer.  INVESTORS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE TENDER OFFER OR WHETHER TO TENDER THEIR SHARES PURSUANT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION (INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER) AND THE PARTIES THERETO. Investors may obtain a free copy of the Solicitation/Recommendation Statement and other documents (when available) that the Company files with the SEC at the SEC’s website at www.sec.gov, or free of charge from the Company at www.AveXis.com or by directing a request to the Company at jgoff@avexis.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward‑looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve substantial risks and uncertainties. In some cases, you can identify forward‑looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions intended to identify statements about the future. These statements speak only as of the date of this communication and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward‑looking statements. We have based these forward‑looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward‑looking statements include, without limitation, statements about the following:  (i) uncertainties as to the timing of the tender offer and the subsequent merger; (ii) the risk that the tender offer or the subsequent merger may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of the Company’s stockholders tendering their shares in the tender offer; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the tender offer or the subsequent merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; and (x) other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 28, 2018, and risks that may be described in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by the Company with the SEC. In addition to the risks described above, other unknown or unpredictable factors also could affect the Company’s results. As a result of these factors, we cannot assure you that the forward‑looking statements in this communication will prove to be accurate. Furthermore, if our forward‑looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward‑looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward‑looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward‑looking statements at some point in the future, we undertake no obligation to publicly update any forward‑looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should, therefore, not rely on these forward‑looking statements as representing our views as of any date subsequent to the date of this communication. You should read this communication and the documents that we reference in this communication completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward‑looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEXIS, INC.

Date: April 9, 2018	By:	/s/ Sean P. Nolan
		Name:	Sean P. Nolan
		Title:	President and Chief Executive Officer